SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 2, 2011 (May 26, 2011)

The Edelman Financial Group Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

0-30066	76-0583569
(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (713) 993-4610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           Principal Executive Officers. On May 26, 2011, the Board of Directors of The Edelman Financial Group Inc. (“TEFG” or the “Company”) elected Fredric M. (Ric) Edelman to the position of Co-Chief Executive Officer of the Company. Mr. Edelman will share the position of Co-Chief Executive Officer with George L. Ball.

(e)           Adoption of 2011 Executive and Key Manager Restricted Stock Unit Sub-Plan and 2011 Senior Executive Incentive Plan.

On May 26, 2011, the Compensation Committee of the Board of Directors of The Edelman Financial Group Inc. (“TEFG” or the “Company”), adopted and approved the terms of the Company’s 2011 Executive and Key Manager Stock Unit Sub-Plan (the “2011 Sub-Plan”), a sub-plan under the Company’s Long-Term Incentive Plan (the “Plan”), the 2011 Senior Executive Incentive Plan (the “2011 SEIP”), and the 2011 Executive Incentive Plan (the “2011 EIP” and together with the 2011 Sub-Plan and the 2011 SEIP, the “2011 Plans”).  The 2011 Sub-Plan, 2011 SEIP, and 2011 EIP are designed to provide compensation incentives to the executive officers and certain key employees of TEFG based on the achievement of certain annual performance criteria for 2011.

The Chief Executive Officer and other named executive officers of the Company have been identified as participants in the 2011 SEIP and 2011 Sub-Plan.

The material terms of the 2011 Plans include the following:

•
The 2011 SEIP and EIP provide for targeted cash award opportunities (expressed as a percentage of year-end salary) for each participant established at the beginning of the year, with final awards tied to achievement of pre-established annual financial goals and Compensation Committee discretion.

•
The performance measures, goals, and weights under the 2011 Plans are (1) TEFG adjusted cash flow from operations – weighted 30% (target – 110% of 2010 adjusted cash flow from operations), (2) client investment results – weighted 20% (target – change in adjusted 60/40 in 2011), (3) net new client money – weighted 20% (target – 4% increase over 2010 year-end client assets), (4) expenses adjusted for non-recurring and extraordinary items as a percentage of revenue – weighted 10% (target – no greater than 2010). The final 20% portion of the performance measures will be determined on a discretionary basis by the Compensation Committee for the Chief Executive Officer and the Plan Committee (the Chief Executive Officer, President, and Chief Financial Officer)

•
The performance goals and award payout levels are: (1) Minimum Acceptable: 75% of Performance Goal, at or below which the award is $0, (2) Target: 100% of Performance Goal, at which 100% of the targeted award is earned, and (3) Outstanding: 125% of Performance Goal, at or above which the award is double the targeted award.

•
Awards under the 2011 SEP are subject to adjustment depending on the Company’s return on equity (“ROE”) in 2011.  If ROE is less than 5.0%, the grant of SEIP awards will be purely in the discretion of the Compensation Committee. If the ROE is equal to or greater than 5.0% but less than 12.5%, SEIP awards will be paid a percentage of the award between 50% and 100% but only up to a maximum of 100% of an individual’s targeted award opportunity.  Only if ROE equals or exceeds 12.5% may SEIP awards be paid at levels above 100% of the targeted award opportunities.

•
Awards under the 2011 SEIP and EIP will be paid in cash in three installments, in 2012 as follows: (1) 50% of the award will be paid on March 31, 2012, (2) 25% of the award will be paid on August 15, 2012, and (3) 25% of the award will be paid on November 30, 2012.

•
To receive an award, a participant must be an employee of the Company on the day the a cash award is paid, other than in the event of an employee’s death, disability, retirement, or waiver by the Compensation Committee.

•
The 2011 Sub-Plan provides annual TEFG stock ownership opportunities (expressed as a percentage of salary), tied to continued employment and the future value of TEFG shares, to better link key executive, director and outside shareholder interests.

•
Awards under the 2011 Sub-Plan are made in restricted stock units under the Plan that are valued at the market value of TEFG shares on the date an award is granted, and units are converted to TEFG shares on vesting dates.

•	The target award under the 2011 Sub-Plan is based solely on Compensation Committee discretion. The performance targets for the 2011 Sub-Plan are substantially the same as the 2010 Sub-Plan.

•
25% of the restricted stock units will vest (and convert to TEFG shares) upon grant; an additional 25% will vest on each successive annual anniversary of the grant and are deemed to apply to services provided by the employee over those future periods.

•
Unvested units are subject to forfeiture if an employee is no longer employed by the Company, except in the event of an employee’s death, disability, retirement, or waiver by the Compensation Committee.

•	Restricted stock units do not have dividend or voting rights until units vest.

The foregoing summary is not complete and is qualified by reference to the 2011 Plans, copies of which are attached as Exhibits 10.18, 10.19, and 10.20.

Additional information relating to the terms of the 2011 Plans applicable to the Company’s Chief Executive officer and other named executive officers is summarized in the following table:

Name and Title	Award Targets as a Percentage of 2011 Annual Salary
	2011 Senior Executive Incentive Plan	2011 Executive and Key Manager Stock Unit Sub-Plan
George L. Ball, Chief Executive Officer	60%	175%
Fredric M. Edelman, President	60%	175%
Rick Berry, Chief Financial Officer	50%	150%
Bruce R. McMaken, Executive Vice President	50%	150%

Indemnification Agreements.  On May 26, 2011, the Board of Directors of  the Company approved indemnification agreements between the Company and each of the following officers (each, an “Indemnitee”): George L. Ball, Chairman and Co-Chief Executive Officer; Ric Edelman, President and Co-Chief Executive Officer; Bruce R. McMaken, Executive Vice President; Rick Berry, Chief Financial Officer; Edward P. Moore, Executive Vice President – Wealth Management; and John T. Unger, Senior Vice President and General Counsel and each of the Company’s independent directors.  Each such agreement provides, among other things, that the Company will indemnify the Indemnitee to the fullest extent permitted by the Texas Business Organizations Code, including advancement of legal fees and other expenses incurred by the Indemnitee in connection with any legal proceedings arising out of the Indemnitee’s service as an officer or director, subject to certain exclusions and procedures.  Each such agreement is identical in all material respects to the form of indemnification agreement attached as Exhibit 10.21 attached hereto.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On May 26, 2011, the Board of Directors of the Company adopted amendments to the Company’s Amended and Restated Bylaws to provide for co-chief executive officers and to conform the bylaws to the Texas Business Organizations Code, which became applicable to the Company on January 1, 2010.  The Amended and Restated Bylaws as so amended are attached as Exhibit 3.2.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)           The annual meeting of shareholders of the Company was held on May 26, 2011.

(b)           The shareholders (a) elected all of the Company’s nominees for director, (b) approved the change of the Company’s name to The Edelman Financial Group Inc., and (c) ratified the appointment of Grant Thornton LLP as the Company’s independent registered accounting firm for the fiscal year 2011.

(1)	Election of Directors

	Shares For	Shares Withheld	Broker Non-Votes

George L. Ball	22,624,033	515,804	4,705,097
Richard E. Bean	23,024,183	115,654	4,705,097
Diana F. Cantor	23,044,723	95,114	4,705,097
Charles W. Duncan	22,527,975	611,862	4,705,097
Ric Edelman	22,928,970	210,867	4,705,097
Scott B. McClelland	22,527,075	612,762	4,705,097
Ben T. Morris	20,826,000	2,313,811	4,705,097
Albert W. Niemi, Jr.	20,923,541	2,216,296	4,705,097
Don A. Sanders	22,931,305	208,532	4,705,097

(2)	Change of corporate name to The Edelman Financial Group Inc.

Shares For	27,640,726
Shares Against	200,476
Shares Abstain	0
Broker Non-Votes	3,732

(3)	Ratification of Grant Thornton, LLP

Shares For	27,794,558
Shares Against	44,229
Abstain	6,147

(4)	Advisory vote on executive compensation

Shares For	21,837,394
Shares Against	1,240,108
Abstain	62,335
Broker Non-Votes	4,705,097

(5)	Advisory vote on the frequency of an advisory vote on executive compensation

One year	9,857,830
Two years	132,988
Three years	9,051,276
Abstain	1,320,919
Broker Non-Votes	7,481,921

Item 8.01.   Other Events.

On May 26, 2011, the Board of Directors approved a quarterly dividend of $0.05 per share of common stock.  The dividend will be payable on July 19, 2011, to common stockholders of record at the close of business on July 5, 2011.

Any future dividends will be at the discretion of the Company’s board of directors after taking into account various factors, including the prior approval by the Company’s bank, general economic and business conditions, tax considerations, its strategic plans, its financial results and condition, its expansion plans, any contractual, legal or regulatory restrictions on the payment of dividends, and such other factors the board of directors considers relevant.

Item 9.01.   Financial Statements and Exhibits.

a.	Financial statements of business acquired

Not Applicable

b.	Pro forma financial information

Not Applicable

c.	Exhibits

3.2	Amended and Restated Bylaws of The Edelman Financial Group Ltd.
*10.18	2011 Senior Executive Incentive Plan.
*10.19	2011 Executive Incentive Plan.
*10.20	2011 Executive and Key Manager Restricted Stock Unit Sub-Plan.
*10.21	Form of Indemnification Agreement with Directors and Executive Officers

*Management contract or compensation plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERS MORRIS HARRIS GROUP INC.

By:	/s/ George L. Ball
George L. Ball,
Co-Chief Executive Officer

Date: June 2, 2011